Common stock	6 Months Ended
Jun. 30, 2026
Equity [Abstract]
Common stock

Note 12 - Common stock

As at June 30, 2026, the Company’s share capital comprised 68,380,617 ordinary shares of £0.002 each.

Movements during the six months ended June 30, 2026 were as follows:

	Number	Share Capital	Additional Paid-In Capital
Balance at January 1, 2026	55,318,354	$137,820	$183,489,676
Shares issued under ELOCs	8,111,514	14,472	2,216,147
Shares issued upon conversion of Senior Convertible Notes	3,371,499	8,857	1,903,734
Shares issued upon exercise of warrants	1,579,250	4,248	897,836
Balance at June 30, 2026	68,380,617	$165,397	$188,507,393

Each ordinary share is entitled to one vote on all matters submitted to a vote of shareholders. Decisions of shareholders are determined by a simple majority of the votes cast unless a higher approval threshold is required under the Companies Act 2006.

Warrants

In July 2025, the Company issued warrants in connection with a private placement of its ordinary shares. The warrants had an exercise price of $1.50 per ordinary share upon issuance and a contractual term of five years. During the six months ended June 30, 2026, 1,579,250 warrants were exercised, resulting in proceeds to the Company of approximately $0.9 million.

Number of Warrants
Outstanding at January 1, 2026	10,614,142
Exercised	(1,579,250)
Outstanding at June 30, 2026	9,034,892

The exercise price of a warrant is subject to adjustment in accordance with the terms of the applicable agreements, including following certain equity financing transactions. The exercise price was $0.57 as at June 30, 2026.